         As filed with the Securities and Exchange Commission on October 6, 2000
                                                      Registration No. 333-39292


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1

                                      TO

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                           JUPITER MEDIA METRIX, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                          11-3374729
(State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)

                        250 PARK AVENUE SOUTH, 7TH FLOOR
                               NEW YORK, NY 10003
                                 (212) 515-8700
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


       MEDIA METRIX, INC. AMENDED AND RESTATED 2000 EQUITY INCENTIVE PLAN MEDIA METRIX, INC. AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)


                                   TOD JOHNSON
                             CHIEF EXECUTIVE OFFICER
                           JUPITER MEDIA METRIX, INC.
              250 PARK AVENUE SOUTH, 7TH FLOOR, NEW YORK, NY 10003
                    (Name and address of agent for service)
                            TELEPHONE (212) 515-8700
          (Telephone number, including area code, of agent for service)

       Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              RICHARD GILDEN, ESQ.
                         BROBECK, PHLEGER & HARRISON LLP
                  1633 BROADWAY, 47TH FLOOR, NEW YORK, NY 10019
                            TELEPHONE (212) 581-1600

                         CALCULATION OF REGISTRATION FEE


                                                                  PROPOSED MAXIMUM      PROPOSED MAXIMUM
                                            AMOUNT TO BE           OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED        REGISTERED(1)           PER SHARE(2)             PRICE            REGISTRATION FEE
____________________________________      ________________       _________________     __________________    _________________
Common Stock, $0.01 par
value per share(3)                        3,420,000 shares          $10.8125             $36,978,750            $9,762.39
Common Stock, $0.01 par value
per share(4)                              1,900,000 shares          $10.8125             $20,543,750            $5,423.55

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Media Metrix, Inc. Amended and Restated 2000 Equity Incentive Plan or the Media Metrix, Inc. Amended and Restated 2000 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended on the basis of the average of the high and low price for shares of Common Stock as reported on the NASDAQ National Market on October 4, 2000.




                           [OVER FOR ADD'L FOOTNOTES]

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         On June 14, 2000, Jupiter Media Metrix, Inc. (formerly known as Media Metrix, Inc.) filed with the Securities and Exchange Commission a Registration Statement on Form S-8 (File No. 333-39292) relating to 2,000,000 shares of Common Stock to be offered and sold under the plans set forth on the cover page of this Registration Statement, and the contents of such prior Registration Statement are incorporated into this Registration Statement by reference.

Item 8.  Exhibits

Number       Exhibit
4 (a)        Media Metrix, Inc. Amended and Restated 2000 Equity Income Plan.
             (incorporated by reference to Exhibit 10.19 of the Company's
             Registration Statement on Form S-4 (File No. 333-42316) under the
             Securities Act of 1933, as amended, filed with the Securities and
             Exchange Commission on August 15, 2000, as amended).

4 (b)        Media Metrix, Inc. Amended and Restated 2000 Employee Stock
             Purchase Plan (incorporated by reference to Exhibit 10.20 of the Company's Registration Statement on Form S-4 (File No. 333-42316) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 15, 2000, as amended.)

5            Opinion of Brobeck, Phleger & Harrison LLP.

23 (a)       Consent of Ernst & Young LLP, Independent Accountants.

23 (b)       Consent of Brobeck, Phleger & Harrison LLP contained in Exhibit 5.

24 Power of Attorney. (Included in the signature page of this Registration Statement.)

-------------------------
[Footnotes from 1st page:]

(3) Common Stock issuable pursuant to the Media Metrix, Inc. Amended and Restated 2000 Equity Incentive Plan.


(4) Common Stock issuable pursuant to the Media Metrix, Inc. Amended and Restated 2000 Employee Stock Purchase Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 4th day of October, 2000.

                                                      JUPITER MEDIA METRIX, INC.


                                                       By:/s/ Tod Johnson
                                                          --------------------
                                                        Tod Johnson
                                                       Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned officers and directors of Jupiter Media Metrix, Inc., a Delaware corporation, do hereby constitute and appoint Tod Johnson, Chief Executive Officer, and Jean Robinson, Chief Financial Officer, and each of them acting alone, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that any said attorneys and agents, or any one of them acting alone, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                   Date

/s/ Tod Johnson                                Chief Executive Officer and Chairman           October 4, 2000
-------------------------------                of the Board of Directors (Principal
Tod Johnson                                    Executive Officer)

/s/ Jean Robinson
-------------------------------                Chief Financial Officer (Principal             October 4, 2000
Jean Robinson                                  Financial Officer and Principal
                                               Accounting Officer)


/s/ Kurt Abrahamson
-----------------------------                    Director                    October 4, 2000
Kurt Abrahamson

/s/ Jefferey Ballowe
-----------------------------                    Director                    October 4, 2000
Jeffrey Ballowe

/s/ Gene DeRose
-----------------------------                    Director                    October 4, 2000
Gene DeRose

/s/ William Helman
-----------------------------                    Director                    October 4, 2000
William Helman

/s/ Robert Kavner
-----------------------------                    Director                    October 4, 2000
Robert Kavner


/s/ Stig Kry
-----------------------------                    Director                    October 4, 2000
Stig Kry

/s/ James Mortensen
-----------------------------                    Director                    October 4, 2000
James Mortensen


-----------------------------                    Director                    October 4, 2000
Randy Pausch

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                           JUPITER MEDIA METRIX, INC.

                                  EXHIBIT INDEX

Number                           Exhibit
4 (a)                            Media Metrix, Inc. Amended and Restated 2000 Equity Incentive Plan (incorporated by reference to Exhibit 10.19 of the Company's Registration Statement on Form S-4
                                   (File No. 333-42316) under the Securities Act of 1933, as amended, filed with the
                                   Securities and Exchange Commission on August 15, 2000, as amended.)

4 (b)                            Media Metrix, Inc. Amended and Restated 2000 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.20 of the Company's Registration Statement on Form S-4
                                   (File No. 333-42316) under the Securities Act of 1933, as amended, filed with the
                                   Securities and Exchange Commission on August 15, 2000, as amended.)

5                                Opinion of Brobeck, Phleger & Harrison LLP.

23 (a)                           Consent of Ernst & Young LLP, Independent Accountants.

23 (b)                           Consent of Brobeck, Phleger & Harrison LLP (contained in Exhibit 5).

24                               Power of Attorney. (Included in the signature page of this Registration Statement).